UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2011

INVESTORS HERITAGE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	000-01999	61-6030333
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Capital Avenue Frankfort, Kentucky	40601
(Address of principal executive offices)	(Zip Code)

(502) 223-2361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)
 The 2011 annual meeting of the stockholders of Investors Heritage Capital Corporation was held May 12, 2011 at 11:00 a.m. at which time the stockholders were asked to elect three (3) directors to hold office for a term of three (3) years or until their successors are duly elected and qualified.

The following individuals were elected and the number of votes case was as follows:

		WITHHELD
	FOR	AUTHORITY	ABSTAIN
Harold G. Doran, Jr.	889,963.896	1,740.240	5,083
David W. Reed	890,118.896	1,585.240	5,083
Helen S. Wagner	889,943.896	1,760.240	5,083

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS HERITAGE CAPITAL CORPORATION

Date: June 1, 2011	By:	/s/ Harry Lee Waterfield II
Harry Lee Waterfield II
President